Accounts Receivable, Net - Schedule of Movement of Allowance for Credit Losses (Details) - USD ($) $ in Thousands	6 Months Ended	12 Months Ended
	Jun. 30, 2025	Dec. 31, 2024
Schedule of Accounts Receivable, Net [Abstract]
Beginning balance	$ 3,045	$ 3,269
Provision for (recovery of) credit losses	264	(61)
Written-off	(63)	(117)
Exchange rate effect	13	(46)
Ending balance	$ 3,259	$ 3,045